Exhibit 32

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Nelnet, Inc. and subsidiaries (the “Company”) on Form 10-Q for the quarter ended September 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  November 9, 2010                                                                                    By:     /s/ MICHAEL S. DUNLAP
Name: Michael S. Dunlap
Title:   Chairman and Chief Executive Officer

By:    /s/ TERRY J. HEIMES
 Name: Terry J. Heimes
              Title:   Chief Financial Officer